T. Rowe Price State Tax-Free Income Trust

New York Tax-Free Money Fund

1)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

  Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.

  T. Rowe Price State Tax-Free Income Trust

  New York Tax-Free Bond Fund

  1)The disclosure on residual interest bonds has been revised to reflect disclosure for residual interest securities.

  Residual Interest Securities These are a type of potentially high-risk derivative. The income stream provided by an underlying tax-exempt bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset through periodic remarketing or another rate-setting process, typically every seven days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term securities can be very volatile and may be less liquid than other municipals of comparable maturity. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  2)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

  Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.

  3)The following supplement was added as a sticker to the prospectus:

  On July 19, 2006 the fund's board of trustees/directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing the fund to invest up to 10% of its total assets in below investment-grade securities. The new policy became effective November 1, 2006.

  T. Rowe Price State Tax-Free Income Trust

  Maryland Tax-Free Bond Fund

  1)The disclosure on residual interest bonds has been revised to reflect disclosure for residual interest securities.

  Residual Interest Securities These are a type of potentially high-risk derivative. The income stream provided by an underlying tax-exempt bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset through periodic remarketing or another rate-setting process, typically every seven days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term securities can be very volatile and may be less liquid than other municipals of comparable maturity. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  2)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

  Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.

  3)The following supplement was added as a sticker to the prospectus:

  On July 19, 2006 the fund's board of trustees/directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing the fund to invest up to 10% of its total assets in below investment-grade securities. The new policy became effective November 1, 2006.

  T. Rowe Price State Tax-Free Income Trust

  Virginia Tax-Free Bond Fund

  1)The disclosure on residual interest bonds has been revised to reflect disclosure for residual interest securities.

  Residual Interest Securities These are a type of potentially high-risk derivative. The income stream provided by an underlying tax-exempt bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset through periodic remarketing or another rate-setting process, typically every seven days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term securities can be very volatile and may be less liquid than other municipals of comparable maturity. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  2)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

  Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.

  3)The following supplement was added as a sticker to the prospectus:

  On July 19, 2006 the fund's board of trustees/directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing the fund to invest up to 10% of its total assets in below investment-grade securities. The new policy became effective November 1, 2006.

  T. Rowe Price State Tax-Free Income Trust

  New Jersey Tax-Free Bond Fund

  1)The disclosure on residual interest bonds has been revised to reflect disclosure for residual interest securities.

  Residual Interest Securities These are a type of potentially high-risk derivative. The income stream provided by an underlying tax-exempt bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset through periodic remarketing or another rate-setting process, typically every seven days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term securities can be very volatile and may be less liquid than other municipals of comparable maturity. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  2)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

  Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.

  3)The following supplement was added as a sticker to the prospectus:

  On July 19, 2006 the fund's board of trustees/directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing the fund to invest up to 10% of its total assets in below investment-grade securities. The new policy became effective November 1, 2006.

  T. Rowe Price State Tax-Free Income Trust

  Maryland Short-Term Tax-Free Bond Fund

  1)The disclosure on residual interest bonds has been revised to reflect disclosure for residual interest securities.

  Residual Interest Securities These are a type of potentially high-risk derivative. The income stream provided by an underlying tax-exempt bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset through periodic remarketing or another rate-setting process, typically every seven days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term securities can be very volatile and may be less liquid than other municipals of comparable maturity. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  2)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

  Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.

  T. Rowe Price State Tax-Free Income Trust

Florida Intermediate Tax-Free Fund

  1)The disclosure on residual interest bonds has been revised to reflect disclosure for residual interest securities.

  Residual Interest Securities These are a type of potentially high-risk derivative. The income stream provided by an underlying tax-exempt bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset through periodic remarketing or another rate-setting process, typically every seven days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term securities can be very volatile and may be less liquid than other municipals of comparable maturity. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  2)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.

  3)The investment strategy of the fund has been revised to possible changes in the intangible personal property tax.

  Normally, at least 80% of the fund's income is expected to be exempt from federal income tax, and the fund will invest at least 80% of its net assets in securities that are exempt from the Florida intangible personal property tax. A bill has been passed by the Florida legislature to repeal the intangible personal property tax effective from January 1, 2007. As of June 15, 2006, the bill had not been signed into law by the governor of Florida, but it is expected he will do so in the near future. If the bill becomes law, the fund will continue to invest at least 80% of its net assets in the securities of Florida and other issuers which are of a type that the fund invested in prior to repeal of the tax.

  T. Rowe Price State Tax-Free Income Trust

  Georgia Tax-Free Bond Fund

  1)The disclosure on residual interest bonds has been revised to reflect disclosure for residual interest securities.

  Residual Interest Securities These are a type of potentially high-risk derivative. The income stream provided by an underlying tax-exempt bond is divided to create two securities, one short term and one long term. The interest rate on the short-term component is reset through periodic remarketing or another rate-setting process, typically every seven days. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term securities can be very volatile and may be less liquid than other municipals of comparable maturity. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  2)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

  Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.

  3)The following supplement was added as a sticker to the prospectus:

  On July 19, 2006 the fund's board of trustees/directors authorized the fund to change the current restriction allowing the fund to invest up to 5% of its assets in below investment-grade securities to a new restriction allowing the fund to invest up to 10% of its total assets in below investment-grade securities. The new policy became effective November 1, 2006.

  T. Rowe Price State Tax-Free Income Trust

  Maryland Tax-Free Money Fund

  1)Disclosure on Participation Interests has been removed from the prospectuses and replaced with the following.

  Floating Rate Certificates

  This term covers the short-term component discussed under Residual Interest Securities above or other short-term variable rate securities created using underlying tax-exempt fixed-rate bonds. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The IRS has not issued a definitive ruling on the tax-exempt nature of these securities. However, the fund will only invest in securities with a structure that nationally recognized bond counsel has concluded allows for the pass through of tax-exempt interest to investors.

  Operating policy There is no limit on fund investments in these securities.